UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

Sterling Real Estate Trust

dba Sterling Multifamily Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 18th Ave South Ste. 200 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Securities Registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

New Promissory Note

On June 25, 2024, Sterling Real Estate Trust (the “Company”), through its operating partnership, Sterling Properties L.L.L.P. (the “Borrower”) entered into a promissory note and commercial guarantee (collectively, the “New Promissory Note”) with Bell Bank in the principal amount of $10,000,000. The New Promissory Note bears a variable interest at a rate that is subject to change from time to time based on changes in an independent index, which is the “Prime Rate” as published in the Wall Street Journal, with principal plus accrued and unpaid interest due and payable on December 20, 2024. The Borrower may prepay the New Promissory Note without penalty.

The New Promissory Note contains customary events of default, upon which Bell Bank may declare the entire unpaid principal balance of the New Promissory Note and all accrued and unpaid interest immediately due and payable. The New Promissory Note is guaranteed by the Company.

The Company has a historical and ongoing relationship with Bell Bank, which has periodically provided the Company with certain financial services. James S. Wieland, a Trustee of the Company, also serves as a Board Member of Bell Bank and may have an indirect material interest in any such engagement and related transactions.

The descriptions of the New Promissory Note contained herein does not purport to be complete and are qualified in their entirety by reference to the complete text of the New Promissory Note and Commercial Guaranty, copies of which are filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Title
10.1	Bell Bank Promissory Note, dated June 25, 2024, between Bell Bank and Sterling Properties, LLLP, together with Commercial Guaranty of Sterling Real Estate Trust, dated June 25, 2024.
104	Cover Page Interactive Data File, (Formatted in inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: July 3, 2024
	By:	/s/ Megan E. Schreiner
Name: Megan E. Schreiner
Title: President